                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       LIBERTY HOMES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              LIBERTY HOMES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 25, 1996

To the Shareholders:

    The Annual Meeting of Shareholders of Liberty Homes, Inc. will be held at the Holiday Inn, U.S. Highway 33 East, Goshen, Indiana, on Thursday, April 25, 1996 at 9:00 AM., Eastern Standard Time, for the following purposes:

        (1) To elect five directors for the ensuing year.

        (2) To transact such other business as may properly come before the meeting.

    All shareholders of record at the close of business on March 27, 1996 are entitled to notice of the Annual Meeting. ONLY SHAREHOLDERS OF CLASS B COMMON STOCK ARE ENTITLED TO VOTE AT THE ANNUAL MEETING IN PERSON OR BY DULY AUTHORIZED PROXY.

    Accompanying this notice is a copy of the Company's annual report for the year 1995.

                                          By Order of the Board of Directors
                                          Edward Joseph Hussey
                                          Secretary

Goshen, Indiana
April 4, 1996

                                    IMPORTANT

  LIBERTY HOMES, INC. invites each of its shareholders to attend the Annual Meeting. If you are a shareholder of Class B Common Stock and are unable to be present at the meeting, it is important that you, whether you are the owner of one or more share Class B Common Stock, sign and return the enclosed proxy. An envelope on which postage will be paid by the Company is enclosed for that purpose. Returning your executed proxy will make certain that you are represented at the Annual Meeting. Your cooperation will be appreciated.

                              LIBERTY HOMES, INC.
                        PO BOX 35, GOSHEN, INDIANA 46527

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 1996

                            ------------------------

                            SOLICITATION OF PROXIES

    This proxy statement is furnished to the shareholders of Liberty Homes, Inc., an Indiana corporation (the "Company"), in connection with a solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders to be held on April 25, 1996 at 9:00 AM. (Eastern Standard Time), or any adjournment thereof (the "Annual Meeting"). Proxies so given may be revoked at any time prior to the voting thereof by giving written notice to the Secretary of the Company or at the meeting by voting by ballot and thereby canceling any proxies previously returned. Proxies will be solicited by mail and proxy soliciting material will be furnished to brokerage houses, custodians, nominees and fiduciaries upon request for forwarding to the beneficial owners of the Company's Class B Common Stock, $1.00 par value (the "Class B Common Stock"), held of record by such persons. The cost of solicitation will be borne by the Company. This proxy statement and enclosed proxy card are being sent to shareholders on or about April 4, 1996.

                      SHARES OUTSTANDING AND VOTING RIGHTS

    The Company has authorized and outstanding two classes of Common Stock: the Class A Common Stock, $1.00 par value (the "Class A Common Stock") and the Class B Common Stock. All shares of Class A Common Stock are non-voting securities. ONLY HOLDERS OF CLASS B COMMON STOCK ARE ENTITLED TO VOTE. The Board of Directors has fixed the close of business on March 27, 1996 as the record date for the determination of shareholders entitled to notice of and/or to vote at the Annual Meeting. On that date, the Company had outstanding 2,583,996 shares of Class A Common Stock and 1,755,259 shares of Class B Common Stock. Each share of Class B Common Stock entitles its holder to one vote, executed in person or by properly executed proxy on each matter to be considered at the Annual Meeting. THE HOLDERS OF CLASS A COMMON STOCK ARE ONLY ENTITLED TO NOTICE OF THE ANNUAL MEETING AND CANNOT VOTE ON ANY OF THE MATTERS DESCRIBED HEREIN.

    The following table sets forth the beneficial ownership of the only persons known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities.

                                                                                            NUMBER OF
                                                                                             SHARES
                                                  NAME AND ADDRESS OF                      BENEFICIALLY PERCENT OF
TITLE OF CLASS                                      BENEFICIAL OWNER                          OWNED        CLASS
- -----------------------------  ----------------------------------------------------------  -----------  -----------
Class B Common Stock           Hussey Investments L.P.                                        880,881         50.2%
                               an Indiana limited partnership
                               Edward J. Hussey (1)
                               Edward Joseph Hussey (2)
                               Michael F. Hussey (2)
                               John P. Hussey (2)
                               Nancy A. Parrish (2)
                               P.O. Box 35
                               Goshen, IN 46527

- ------------------------
(1) Edward J. Hussey is a limited partner in Hussey Investments L.P. and accordingly has a pecuniary interest in the shares of Class B Common Stock owned by Hussey Investments L.P. Edward J. Hussey has no voting or investment power over such shares and accordingly disclaims beneficial ownership of such shares.

(2) Edward Joseph Hussey, Michael F. Hussey, John P. Hussey and Nancy A. Parrish are the general partners of Hussey Investments L.P. and accordingly share voting and investment control over the shares of Class B common Stock owned by that limited partnership.

                          FILINGS UNDER SECTION 16(A)

    Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Directors, executive officers and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they filed.

    Based solely upon a review of the copies of these forms furnished to the Company and representations from certain reporting persons that no Forms 5 were required, the Company believes that during 1995 all Directors, executive officers and greater than 10% beneficial owners complied with all applicable filing requirements.

                             ELECTION OF DIRECTORS

    Under the By-Laws of the Company, five directors are to be elected at the Annual Meeting to hold office for the ensuing year or until their successors are elected and qualified. Directors will be elected by plurality of the votes cast. It is the present intention of the persons named in the accompanying proxy to vote such proxy for the election of the persons named in the following table. If, on account of death or unforeseen contingencies, any of the nominees designated in the table shall not be available for election, the persons named in the accompanying proxy reserve the right to vote such proxy for such other person or persons as they proxies shall determine.

    The persons named in the following table have been nominated by the Board of Directors for election at the Annual Meeting. All are presently directors of the Company. Except as otherwise indicated below, the business address of each of the directors of the Company is PO Box 35, Goshen, Indiana 46527. The following table sets forth certain other information with respect to each nominee.

                                                               CLASS A COMMON STOCK
                                                                BENEFICIALLY OWNED     CLASS B COMMON STOCK
                                                               AS OF MARCH 27, 1996     BENEFICIALLY OWNED
                                                                   (PERCENT OF         AS OF MARCH 27, 1996
NAME                                                               CLASS)(1)(2)       (PERCENT OF CLASS)(2)
- ------------------------------------------------------------  ----------------------  ----------------------
EDWARD J. HUSSEY, age 78, has been President and a Director
of the Company (or its predecessors) since 1960, and is the
father of Edward Joseph Hussey and Michael F. Hussey. (3)       1,253,219      (48.5)%         -0-      (-0-)
EDWARD JOSEPH HUSSEY, age 48, has been Vice
President-Secretary of the Company since 1985 and has been a
Director of the Company and Assistant Treasurer since 1981.
Since 1975 he has been associated with the law firm of
Hodges & Davis P.C., Merrillville, Indiana, where he
currently is a shareholder. He is a son of Edward J. Hussey.
(4)(5)                                                             23,400        (.9)%     945,653     (53.9)%

                                                               CLASS A COMMON STOCK
                                                                BENEFICIALLY OWNED     CLASS B COMMON STOCK
                                                               AS OF MARCH 27, 1996     BENEFICIALLY OWNED
                                                                   (PERCENT OF         AS OF MARCH 27, 1996
NAME                                                               CLASS)(1)(2)       (PERCENT OF CLASS)(2)
- ------------------------------------------------------------  ----------------------  ----------------------
DAVID M. HUFFINE, age 47, has been President of Sky View
Homes, Inc., Colorado Springs, Colorado since June 1993.
Prior thereto, he was Chairman of the Board of Rampart
Investigations, Colorado Springs, Colorado and Senior Vice
President of Calumet Securities Corporation, an independent
mortgage banking firm in Schererville, Indiana. He has been
a Director of the Company since 1988.                                 -0-       (-0-)         -0-       (-0-)
MICHAEL F. HUSSEY, age 39, has been Vice President-Finance
and Assistant Secretary since 1984 and has been employed by
the Company since 1980. He has been a Director of the
Company since 1988. He is a son of Edward J. Hussey. (5)           22,835        (.9)%     945,088     (53.8)%
MITCHELL DAY, age 40, has been President of Day Equipment
Corporation, Goshen, Indiana since 1984. Prior thereto, he
was a Vice President with the same corporation. He has been
a Director of the Company since 1995.                                 -0-       (-0-)         -0-       (-0-)
All Directors and Officers as a group (eight persons)           1,300,454      (50.3)%   1,009,860     (57.5)%

- ------------------------
(1) All shares of Class A Common Stock are non-voting securities.

(2) Each individual director and officer has sole investment power with respect to the shares of Class A Common Stock and except as noted in footnote (5), has sole voting and investment power with respect to the shares of Class B Common Stock, owned by them and included in the table.

(3) Edward J. Hussey is a limited partner in Hussey Investments L.P. an Indiana limited partnership which owns shares of Class B Common Stock. Edward J. Hussey disclaims beneficial ownership of such shares.

(4) The Company uses the services of Edward Joseph Hussey's law firm in various matters related to its business. During 1995, the Company paid $9,802 for such services.

(5) Includes 880,881 shares owned by Hussey Investments L.P, an Indiana limited partnership. Edward Joseph Hussey and Michael F. Hussey are general partners of Hussey Investments L.P, and as such, share with the other general partners voting and investment control over the shares of Class B Common Stock owned by that partnership.

    The  Board of Directors of  the Company held four  meetings during 1995. Mr.
Day and Mr. Huffine attended in person fewer than 75% of these meetings. However, the actions taken by the Board in their absence were reviewed with Mr. Day and Mr. Huffine over the telephone and in all cases Mr. Day and Mr. Huffine concurred in the actions taken.

    The Board of Directors has an Audit Committee consisting of Mr. Day, Mr. Huffine and Michael F. Hussey. The Audit Committee met once during 1995.

    The Company  does not  have any  other committees  of the  Board  (including
nominating   and  compensation  committees   or  committees  performing  similar
functions).

    The Company does not pay fees to members of the Board of Directors for serving in such capacity.

                             EXECUTIVE COMPENSATION

    Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994 and 1993, of those persons who were, (i) at anytime during the last completed fiscal year, the chief executive officer and (ii) the other four most highly compensated executive officers of the Company as of December 31, 1995 (the named officers):

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                                                                  COMPENSATION
                                                             ANNUAL COMPENSATION         ------------------------------
                                                      ---------------------------------                    LONG TERM         ALL
                                                                               OTHER     STOCK OPTIONS     INCENTIVE        OTHER
       NAME AND PRINCIPLE POSITION           YEAR      SALARY    BONUS(1)   ANNUAL COMP   AND AWARDS        PAYOUTS        COMP(2)
- -----------------------------------------  ---------  ---------  ---------  -----------  -------------  ---------------  -----------
Edward J. Hussey                                1995  $ 240,000  $ 454,400          --            --              --             --
Chairman and President                          1994    180,000    235,000          --            --              --             --
                                                1993    120,000    123,000          --            --              --             --
Edward Joseph Hussey                            1995     83,200     53,192          --            --              --      $   9,250
Vice President and Secretary                    1994     72,800    134,398          --            --              --          5,800
                                                1993     62,400     31,200          --            --              --          2,100
Michael F. Hussey                               1995     83,200    253,192          --            --              --          9,250
Vice President - Finance                        1994     72,800    134,398          --            --              --          5,800
                                                1993     62,400    131,200          --            --              --          2,100
Bruce A. McMillan                               1995     62,400     76,144          --            --              --             --
Vice President - Sales                          1994     61,100     54,800          --            --              --             --
                                                1993     59,800     55,036          --            --              --             --
Ralph D. Ray                                    1995     58,500     74,010          --            --              --             --
Treasurer                                       1994     55,900     52,220          --            --              --             --
                                                1993     53,300     51,200          --            --              --             --

- ------------------------
(1) Includes amounts awarded under the Company's key employee bonus plan (described below) for the respective fiscal years even if deferred, as well as discretionary bonuses.

(2) Amount represents the time value calculated on the annual life insurance premiums paid by the Company for the respective trusts in accordance with the split dollar insurance plan described below. The time value was calculated using the effective interest rate method over 8 years, at a discount rate of 7%. The premiums paid by the Company are to be repaid by the trusts upon the death of the insureds or the termination of the policies by the trusts.

EMPLOYMENT CONTRACTS

    The services of Edward Joseph Hussey and Michael F. Hussey as executive officers of the Company are provided under employment agreements dated September 14, 1993. Both employment agreements are on an "at-will" basis terminable at any time by the Company or the executive and provide for a base salary determined and reviewed by the Company at least annually, the same types of benefits accorded to other executives of the Company and for continuance of a split dollar insurance plan during the period of employment and thereafter on specified conditions. If termination of employment results from death, the deceased executive's legal representative will be entitled to receive the earned obligations under the employment agreements, including (i) full base salary through the end of the then current fiscal year, (ii) any incentive payments for the last fiscal year, and (iii) any previously deferred compensation (such earned obligations, including those described in items (i) (ii) and (iii) are referred to as "Accrued Obligations") and the split dollar insurance plan will continue for the benefit of the executive's legal representative or designated beneficiary . If termination of employment results from the executive's disability or retirement, the executive will receive the Accrued Obligations and the split dollar insurance plan shall be continued for the benefit of the executive or the executive's legal representative or designated beneficiary. If employment is terminated for any reason other than death, disability or retirement, the executive will have no further rights under the employment agreement nor to any benefits under the split dollar insurance plan.

SPLIT DOLLAR INSURANCE PLAN

    The Company is a party to split dollar insurance plans effective June 11, 1993, which provide additional compensation to Edward Joseph Hussey and to Michael F. Hussey in the form of cash compensation and in assisting certain trusts established by them to pay premiums on certain policies of life insurance owned by the trusts. Under the split dollar insurance plans the Company and the trusts each pay part of the premium for those insurance policies. Upon the death of the insureds, each trust has agreed to pay the Company an amount equal to all premium payments made by the Company. Upon termination of either of the split dollar insurance plans by the respective trust's surrender of the insurance policy, delivery of notice of termination to the Company or failure to make a required premium contribution, each trust has agreed to pay to the Company the cash surrender value of the insurance policy, but not more than an amount equal to all premium payments made by the Company relating to that policy.

COMPENSATION PRINCIPLES

    The foundation of the executive compensation program is based on beliefs and guiding principles designed to align compensation with business strategy, company values and management initiatives. The program:

    - Integrates compensation programs with both the company's annual and longer-term strategic planning and measurement processes.

    - Supports a performance-oriented environment that rewards performance not only with respect to company goals but also company performance as compared to that of industry performance levels.

    - Attracts and retains key executives critical to the long-term success of the company.

KEY EMPLOYEE BONUS PLAN

    The Company's key employee bonus plan covers all key employees, including all executive officers, of the Company. Participants are eligible to receive a bonus established as a percentage of their base salary, which percentage may depend upon the extent to which certain financial results are attained. Bonuses are determined quarterly, on a cumulative basis, for each calendar year. Each participant receives part of his bonus payment at the time the Company's earnings reports for the applicable quarter are released to the public. The balance of a participant's bonus is paid at the time the Company's annual earnings are released to the public. Payments are made only if such participant is employed by the Company on that date. Amounts paid and accrued under the Key Employee Bonus Plan during 1995 are included in the compensation table above.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareowner return on the Company's Class A and Class B Common Stock against the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Home Construction Index for the period of five fiscal years ending December 31, 1995.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
               LIBERTY HOMES, INC., DOW JONES EQUITY MARKET INDEX
                     AND DOW JONES HOME CONSTRUCTION INDEX
                         FISCAL YEAR ENDING DECEMBER 31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CLASS A COMMON STOCK    CLASS B COMMON STOCK   DOW JONES EQUITY INDEX   DOW JONES HOME CONSTRUCTION INDEX
1990                          100                     100                      100                                 100
1991                          113                     120                      132                                 174
1992                          175                     232                      144                                 224
1993                          225                     290                      158                                 285
1994                          229                     283                      159                                 194
1995                          316                     395                      221                                 288

Assuming that the value of the investment in Liberty Homes, Inc. Class A and Class B Common Stock and each index was $100 on December 31, 1990 and all dividends were reinvested.

                    RELATIONSHIP WITH INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

    The accounting firm of Crowe Chizek and Company LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1995. It is presently intended that Crowe Chizek and Company LLP will serve as the Company's accountants for the fiscal year ending December 31, 1996. It is anticipated that a representative of Crowe Chizek and Company LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if desired and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Any shareholder who intends to present a proposal for consideration at next year's Annual Meeting of Shareholders, and who desires to have the proposal considered for inclusion in the Company's proxy statement related to next year's Annual Meeting, must see that the proposal is received in the Company's offices in Goshen, Indiana no later than December 5, 1996. Submission of a proposal to the Company does not necessarily mean that it will be included in the Company's proxy statement.

                                 OTHER MATTERS

    The Board of Directors does not intend to present any item of business at the Annual Meeting other than as specifically set forth in the Notice of Meeting. However it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such additional matters that may properly come before the meeting. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1995 WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF MARCH 27, 1996 UPON WRITTEN REQUEST TO MR. EDWARD JOSEPH HUSSEY, LIBERTY HOMES, INC., PO BOX 35, GOSHEN, INDIANA 46527.

                                          By Order of the Board of Directors
                                          Edward Joseph Hussey
                                          Secretary

PROXY                                                                      PROXY

                              LIBERTY HOMES, INC.
                                 P.O. BOX 35
                            GOSHEN, INDIANA 46527

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby authorizes and appoints Edward J. Hussey and Ralph D. Ray, and each of them, with full power of substitution, as proxies of the undersigned, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock of Liberty Homes, Inc. held of record by the undersigned on March 27, 1996, at the Annual Meeting of Shareholders to be held on April 25, 1996, or any adjournment thereof. PLEASE NOTE THAT ONLY SHAREHOLDERS OF CLASS B COMMON STOCK ARE ENTITLED TO VOTE ON THE MATTERS BELOW.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

                             LIBERTY HOMES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/

1. Election of Directors     FOR all nominees listed      WITHHOLD AUTHORITY
                             below (except as marked   to vote for all nominees
INSTRUCTIONS:                to the contrary below)          listed below
                                      / /                        / /

 To withhold authority to vote for any individual nominee, draw a line through the nominee's name in the list below.

     Edward J. Hussey, Edward Joseph Hussey, David M. Huffine,
                 Michael F. Hussey, Mitchell Day

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS.

                                          Dated___________________________, 1996

                                          Signature_____________________________

                                          Signature_____________________________

                                          (Where stock is registered in joint
                                          tenancy, all tenants should sign.
                                          Persons signing as Executors,
                                          Administrators, Trustees, or the
                                          like, should so indicate.)